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                                       [LOGO]

February 25, 1998
Via Facsimile & Certified Mail

Mr. Bob Arnot
I.C. Isaacs & Co., L.P.
3840 Bank Street
Baltimore, MD 21224-2522

         RE: International License Agreement for I.C. Isaacs Europe S.L.
                                   Wholesale Sales

Dear Bob:

Pursuant to our conversations, BHPC Marketing, Inc. agrees to the following:

Effective immediately for the current Contract Year in progress and subsequent Contract Years, this letter will confirm our agreement that in the event that I.C. Isaacs Europe S.L. does not achieve the Guaranteed Target Net Shipment, BHPC Marketing, Inc. will not terminate subject agreement.

Should you have any questions, please do not hesitate to call me.

Sincerely,

BHPC Marketing, Inc.    The foregoing is agreed to and accepted as setting for
/s/ Don Garrison        the agreement of the undersigned with respect to the
--------------------    matters set forth above.
    Don Garrison
    Vice President

                      by: /s/ Robert Arnot                            2/27/98
                         ----------------------------------------     -------
                              Robert Arnot, Chairman of the Board     DATE
                              and Co-CEO
                              I.C. Isaacs & Co., Inc.


                      by:
                          ---------------------------------------      --------
                              Gerald Lear, President/C.E.O.            DATE
                              I.C. Isaacs & Co., L.P.